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                                                                   EXHIBIT 99(b)
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                    [Benton Oil and Gas Company Letterhead]


May 15, 1995


Dear Shareholder:

On April 28, 1995, your Board of Directors adopted a Shareholder Rights Plan and, pursuant to the Rights Plan, declared a dividend distribution of one Preferred Share Purchase Right for each share of Common Stock outstanding on and after May 19, 1995. The enclosed document captioned "Summary Of Preferred Share Purchase Rights" outlines the principal features of the Rights Plan. The Rights Plan is intended to protect your interests in the event the Company is confronted with coercive, abusive or unfair takeover tactics. The Rights Plan has been adopted in order to strengthen the ability of your Board to protect shareholder interests in the future. The Rights Plan was not adopted in response to any specific effort to acquire control of Benton, and the Board is not aware of any such efforts.

The Rights Plan contains provisions designed to safeguard you in the event of an unsolicited attempt to acquire the Company, including a gradual accumulation in the open market of shares providing control without offering fair value to all shareholders, a partial or two-tiered tender offer that does not treat all shareholders equally, a squeeze-out merger and other abusive takeover tactics that could impair your Board's ability to fully represent shareholder interests. These tactics can unfairly pressure you as a shareholder, deprive you of your investment without giving you any real choice, and otherwise prevent you from realizing the full value of your shares. Numerous other public companies have adopted shareholder rights plans similar to the one we have adopted.

The Rights Plan is definitely not intended to prevent an acquisition of the Company on terms that are favorable and fair to all shareholders, and will not do so. Further, the Rights Plan should not affect any prospective acquiror willing to make an offer at a full and fair price or to negotiate with your Board, and certainly will not interfere with a merger or other business combination transaction that your Board approves as fair and constituting a recognition of full value to the shareholders. The Rights Plan is intended to enhance the ability of your Board of Directors to bargain on your behalf for a fair price from any would-be acquiror.

Issuance of the Rights does not in any way weaken the financial strength of the Company nor interfere with our business plans. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, is not taxable to the Company or to you, and will not change the way in which you can currently trade the Company's shares. As explained in the enclosed Summary, the Rights will only become exercisable if and when the problem arises which they were created to address. Once exercisable, the Rights will then operate to protect you against being deprived of your right to share in the full measure of your Company's long-term potential.





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Your Board was aware when it acted that some have argued that securities of the sort we are issuing may deter legitimate acquisition proposals. We carefully considered these views and concluded that the arguments are speculative and do not justify denying shareholders the protection the Rights afford against unfair treatment and abusive tactics by an acquiror -- who, after all, is seeking his own advantage, not yours. Your Board believes that these rights represent a sound, reasonable means of addressing the complex issues of corporate policy in today's marketplace.

We believe that there are substantial long-term values inherent in Benton Oil and Gas Company, and we are working hard to achieve those values. Building our business for the future and striving to maximize shareholder value remain the preeminent goals of your management and your Board of Directors. In adopting the Rights Plan, your Board has expressed its determination that you, our shareholders, be given every opportunity to participate fully in our future.

Sincerely,



Alex E. Benton, Chairman,
Chief Executive Officer and President





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                           BENTON OIL AND GAS COMPANY

                   SUMMARY OF PREFERRED SHARE PURCHASE RIGHTS
                   ------------------------------------------

On April 28, 1995, the Board of Directors of Benton Oil and Gas Company (the "Company") declared a dividend distribution of one preferred share purchase right (the "Right") for each outstanding share of common stock, $.01 par value, of the Company (the "Common Shares") to shareholders of record as of the close of business on May 19, 1995 (the "Record Date"). The Board of Directors of the Company further declared that one Right be distributed with each Common Share issued after the Record Date but prior to the Distribution Date (as defined below) or the earlier expiration, exchange, redemption or termination of the Rights. Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series B Preferred Stock, $.01 par value, of the Company (the "Preferred Shares") at a price of $50.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of April 28, 1995 (the "Rights Agreement"), between the Company and First Interstate Bank of California, as Rights Agent (the "Rights Agent").

Initially, the Rights will be attached to the Common Shares then outstanding, and no separate certificates evidencing the rights ("Rights Certificates") will be issued. The Rights will separate from the Common Shares, Rights Certificates will be issued and the Rights will become exercisable upon the earlier to occur of (i) 10 days following the first date (the "Shares Acquisition Date") of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% of more of the outstanding Common Shares of the Company or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquired Person) following the commencement or announcement of an intention to make a tender offer or exchange offer for Common Shares of the Company the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of 15% or more of such outstanding Common Shares (the earlier of such dates being referred to as the "Distribution Date"). However, a person or group of affiliated or associated persons who acquires the beneficial ownership of 15% or more of the Common Shares then outstanding either (i) by reason of share purchases by the Company reducing the number of Common Shares outstanding (provided such person or group does not acquire additional Common Shares), or (ii) inadvertently, if such person or group notifies the Board of Directors of such inadvertent purchase within five business days and within two business days after such notice divests itself of enough Common Shares so as to no longer to have the beneficial ownership of 15% of the outstanding Common Shares, will not be an Acquiring Person.

Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding on or after the Record Date, by such Common Share certificates with a copy of this Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption, exchange, expiration or termination

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of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, expiration or termination of the Rights), the surrender for transfer of any certificates for Common Shares outstanding on or after the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on April 28, 2005, unless earlier redeemed, exchanged or terminated as provided below.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for Preferred Shares, certain convertible securities or securities having the same or more favorable rights, privileges and preferences to the Preferred Shares at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person (other than pursuant to a tender offer or exchange offer for all outstanding Common Shares at a price and on terms determined by at least a majority of the "Continuing Directors" who are not officers of the Company and are not Acquiring Persons or affiliates or associates thereof to be both adequate and otherwise in the best interests of the Company and its shareholders (a "Permitted Offer")), then proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or affiliates or associates thereof) will thereafter have the right to receive, upon exercise, that number of Common Shares of the Company having a market value of two times the exercise price of the Right. In the event that the Company does not have a sufficient number of Common Shares available, the Company may, among other things, instead substitute cash, assets or other securities for the Common Shares into which the Rights would have otherwise been exercisable. A "Continuing Director" is any member of the Board of Directors of the Company prior to the date of the Rights Agreement who is not an Acquiring Person or an affiliate, associate or representative of an Acquiring Person, or any person who subsequently becomes a member of the Board of Directors of the Company upon recommendation or approval by a majority of the Continuing Directors who is not an Acquiring Person or affiliate, associate or representative of an Acquiring Person.





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In the event that, after the Shares Acquisition Date, the Company consolidates or merges with another entity (whether or not the Company is the surviving corporation) or the Company sells or otherwise transfers 50% or more of its consolidated assets or earnings power, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or affiliates or associates thereof) will thereafter have the right to receive, upon exercise, that number of Common Shares of either the Company, in the event that the Company is the surviving corporation of a merger or consolidation, or of the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred), which at the time of such transaction would have a market value of two times the exercise price of the Right (unless the transaction satisfies certain conditions, and is consummated with a person pursuant to a Permitted Offer, in which case the Rights will terminate).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

At any time prior to the earliest to occur of: (i) the tenth day following the Shares Acquisition Date or (ii) the Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Subject to applicable law, the Board of Directors, at its option, may, at any time after a person or group becomes an Acquiring Person but prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, exchange all or part of the then outstanding Rights (other than Rights beneficially owned by an Acquiring Person or affiliates or associates thereof) for Common Shares at an exchange ratio of one Common Share per Right, subject to adjustment.

The Preferred Shares purchasable upon exercise of the Rights will not be redeemable and will be, in ranking as to dividend and liquidation preferences, senior to the Common Shares but junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such preferred stock). Each Preferred Share will have a preferential quarterly dividend in an amount equal to 100 times the dividend declared on each Common Share but in no event less than $10.00. In the event of liquidation, the holders of Preferred Shares will be entitled to a preferred liquidation payment equal to the greater of $100.00 or 100 times the payment made per each Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to





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receive 100 times the amount and type of consideration received per Common
Share. The rights of the Preferred Shares as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions. Fractional Preferred Shares will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares (other than fractions that are multiples of one one-hundredth of a share), an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights at any time to cure any ambiguity or to correct or supplement any defective or inconsistent provisions and may, prior to the Distribution Date, be amended to change or supplement any other provision in any manner that the Company may deem necessary or desirable. After the Distribution Date, the terms of the Rights may be amended (other than to cure ambiguities or to correct or supplement defective or inconsistent provisions) only so long as the amendment does not adversely affect the interests of the holders of the Rights (other than the Acquiring Person).

The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company because the Board of Directors may, at its option, at any time prior to ten days after the Shares Acquisition Date, redeem all but not less than all the then outstanding Rights at the Redemption Price.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8- A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.


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